SUPPLEMENT TO THE

THIRD AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION

AGREEMENT

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

August 20, 2025

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

RE:

PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, and PIMCO Inflation Response Multi-Asset Fund (each a “Fund”, and collectively, the “Funds”) Supervisory and Administrative Fee Changes

Dear Sirs and Madams:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.

This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The Funds are each a separate investment portfolio of the Trust.

2.

The Trust and the Administrator have entered into a Third Amended and Restated Supervision and Administration Agreement (the “Agreement”) dated August 31, 2021, as amended and supplemented, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

3.

As provided in paragraph 1 of the Agreement, the Trust hereby adopts the Agreement with respect to Class A, Class C and Class R shares of the Funds and the Administrator hereby acknowledges that the Agreement shall pertain to the Class A, Class C and Class R shares of the Funds, the terms and conditions of such Agreement being hereby incorporated herein by reference.

4.

Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Agreement with respect to the Class A, Class C shares and Class R of the Funds to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Agreement with respect to any other series of shares of the Trust.

5.

As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall, with respect to the Class A, Class C and Class R shares of the Funds, pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of each Fund during the preceding month, each at a rate as set forth in the currently effective Schedule A.

6.

The Trust and the Administrator hereby acknowledge that the Funds are reflected on the currently effective Schedule A to the Agreement, dated February 8, 2023, and that the appropriate expenses for Class A, Class C and Class R shares of the Funds are reflected on such currently effective Schedule A.

7.

This Supplement and the Agreement shall become effective with respect to the Class A Class C and Class R shares of the Funds on September 2, 2025 and shall remain in effect with respect to the Class A, Class C and Class R shares of the Funds, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Class A, Class C and Class R shares of the Funds provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust or the Administrator, cast in accordance with the provisions of the 1940 Act and the rules and any applicable Securities and Exchange Commission guidance or relief thereunder at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Class A, Class C or Class R shares of the Funds at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Class A, Class C or Class R shares of the Fund, as applicable, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.

The Trust and the Administrator hereby agree to amend Schedule A to the Agreement as of the date hereof to reflect a fee rate change for the Class A, Class C and Class R shares of the Funds that shall become effective upon appropriate notice to shareholders. Accordingly, the current Schedule A is replaced with the new Schedule A attached hereto.

9.

The Declaration of Trust establishing the Trust, as amended and restated effective November 4, 2014, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:
Name:	Bijal Parikh
Title:	Treasurer

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Title:	Peter Strelow
Title:	Managing Director, Co-Chief Operating Officer

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of September 2, 2025

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Climate Bond Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Credit Opportunities Bond Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Dynamic Bond Fund	0.10	0.15	0.25
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO ESG Income Fund	0.10	0.15	0.25
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)	0.10	0.20	0.30
PIMCO Global Core Asset Allocation Fund	0.05	0.00	0.05
PIMCO GNMA and Government Securities Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO California Municipal Intermediate Value Fund	0.10	0.10	0.20
PIMCO California Municipal Opportunistic Value Fund	0.10	0.13	0.23
PIMCO National Municipal Intermediate Value Fund	0.10	0.10	0.20
PIMCO National Municipal Opportunistic Value Fund	0.10	0.13	0.23
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Income Fund	0.10	0.15	0.25
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO International Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Investment Grade Credit Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Bond Fund	0.10	0.15	0.25
PIMCO Long-Term Real Return Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Credit Fund	0.10	0.20	0.30
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration Fund II	0.10	0.15	0.25
PIMCO Low Duration ESG Fund	0.10	0.15	0.25
PIMCO Low Duration Income Fund	0.10	0.10	0.20
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO Preferred and Capital Securities Fund	0.10	0.25	0.35
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.15	0.25
PIMCO RAE PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE PLUS Fund	0.10	0.15	0.25
PIMCO RAE PLUS International Fund	0.10	0.15	0.25
PIMCO RAE PLUS Small Fund	0.10	0.15	0.25
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.15	0.25
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	0.10	0.20	0.30
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® Short Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Small Fund	0.10	0.15	0.25
PIMCO Low Duration Opportunities Fund	0.10	0.20	0.30
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Total Return Fund V	0.10	0.15	0.25
PIMCO Total Return ESG Fund	0.10	0.15	0.25
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.15	0.25

1Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of September 2, 2025

I-2 (%) – Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Climate Bond Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Credit Opportunities Bond Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Dynamic Bond Fund	0.10	0.25	0.35
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.40	0.50
PIMCO ESG Income Fund	0.10	0.25	0.35
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Core Asset Allocation Fund	0.10	0.05	0.15
PIMCO GNMA and Government Securities Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO International Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Investment Grade Credit Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Bond Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Long-Term Real Return Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Credit Fund	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration ESG Fund	0.10	0.25	0.35
PIMCO Low Duration Income Fund	0.10	0.20	0.30
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.25	0.35
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE PLUS EMG Fund	0.10	0.30	0.40
PIMCO RAE PLUS Fund	0.10	0.25	0.35
PIMCO RAE PLUS International Fund	0.10	0.25	0.35
PIMCO RAE PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.25	0.35
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® Short Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Small Fund	0.10	0.25	0.35
PIMCO Low Duration Opportunities Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return Fund V	0.10	0.25	0.35
PIMCO Total Return ESG Fund	0.10	0.25	0.35
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.25	0.35

1Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of September 2, 2025

I-3 (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.15	0.25
PIMCO Climate Bond Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.35	0.45
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Opportunities Bond Fund	0.10	0.40	0.50
PIMCO Diversified Income Fund	0.10	0.40	0.50
PIMCO Dynamic Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.48	0.58
PIMCO ESG Income Fund	0.10	0.35	0.45
PIMCO GNMA and Government Securities Fund	0.10	0.35	0.45
PIMCO High Yield Fund	0.10	0.40	0.50
PIMCO High Yield Municipal Bond Fund	0.10	0.35	0.45
PIMCO High Yield Spectrum Fund	0.10	0.40	0.50
PIMCO Income Fund	0.10	0.35	0.45
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO International Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Investment Grade Credit Bond Fund	0.10	0.35	0.45
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO Long-Term U.S. Government Fund	0.10	0.35	0.45
PIMCO Low Duration ESG Fund	0.10	0.35	0.45
PIMCO Low Duration Fund	0.10	0.31	0.41
PIMCO Low Duration Income Fund	0.10	0.30	0.40
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.35	0.45
PIMCO Municipal Bond Fund	0.10	0.34	0.44
PIMCO New York Municipal Bond Fund	0.10	0.32	0.42
PIMCO Preferred and Capital Securities Fund	0.10	0.45	0.55
PIMCO RAE PLUS Fund	0.10	0.35	0.45
PIMCO Real Return Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.35	0.45
PIMCO Short Asset Investment Fund	0.10	0.24	0.34
PIMCO Short Duration Municipal Income Fund	0.10	0.25	0.35
PIMCO Short-Term Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.35	0.45
PIMCO StocksPLUS® Fund	0.10	0.35	0.45

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.40	0.50
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.35	0.45
PIMCO StocksPLUS® Short Fund	0.10	0.35	0.45
PIMCO StocksPLUS® Small Fund	0.10	0.35	0.45
PIMCO Total Return ESG Fund	0.10	0.35	0.45
PIMCO Total Return Fund	0.10	0.31	0.41
PIMCO Total Return Fund V	0.10	0.35	0.45
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.35	0.45

1Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of September 2, 2025

Classes A, C and C-2 (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.10	0.20
PIMCO All Asset Fund	0.10	0.10	0.20
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Climate Bond Fund	0.10	0.30	0.40
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.30	0.40
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.30	0.40
PIMCO Credit Opportunities Bond Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Dynamic Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Local Currency and Bond Fund	0.10	0.50	0.60
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.10	0.45	0.55
PIMCO ESG Income Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Core Asset Allocation Fund	0.10	0.10	0.20
PIMCO GNMA and Government Securities Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO Inflation Response Multi-Asset Fund	0.10	0.30	0.40
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO International Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Investment Grade Credit Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Bond Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Credit Fund	0.10	0.25	0.35

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Low Duration Fund (Class A)	0.10	0.15	0.25
PIMCO Low Duration Fund (Class C and C-2)	0.10	0.20	0.30
PIMCO Low Duration Income Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities and Bond Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Preferred and Capital Securities Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE PLUS Fund	0.10	0.30	0.40
PIMCO RAE PLUS International Fund	0.10	0.25	0.35
PIMCO RAE PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Low Duration Opportunities Fund	0.10	0.35	0.45
PIMCO Total Return ESG Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Total Return Fund V	0.10	0.30	0.40
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of September 2, 2025

Class R (%) - Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO All Asset Fund	0.10	0.10	0.20
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.30	0.40
PIMCO Dynamic Bond Fund	0.10	0.30	0.40
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.30	0.40
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO RAE PLUS International Fund	0.10	0.25	0.35
PIMCO RAE PLUS Small Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.20	0.30

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Third Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of September 2, 2025

Class M (%) – Supervisory and Administrative Fee Rates

	Core	Other
Fund	Expenses[1]	Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Short Asset Investment Fund	0.10	0.04	0.14

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.